EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     As independent public accountants, we hereby consent to the use of our report and to all references to our Firm included in or made part of this registration statement on form SB-2.

                                            /s/ARTHUR ANDERSEN LLP

New York, New York
August 12, 1997